Exhibit D-2

                            CIPSCO Investment Company
                           Consolidating Balance Sheet
                                December 31, 1997

In thousands
                                                                                   CLC              CEC
                                                                                Consolidated     Consolidated
                                                     CIC           CSC         (Exhibit D-3)    (Exhibit D-4)
                                                  -----------   -----------   ----------------------------------


Property & Plant,  at original cost:
Electric
Gas
Other

Less:  Accumulated depreciation and amortization


Construction work in process:
    Nuclear fuel in process
    Other
           Total property & plant, net

Investments and Other Assets:
Investments                                         $ 81,591      $ 31,536         $ 34,924         $ 30,618
Nuclear decommissioning trust fund
Other                                                    360             2
                                                  -----------   -----------   --------------   --------------
           Total investments & other assets           81,951        31,538           34,924           30,618

Current Assets:
Cash & cash equivalents                                  100
Accounts receivable - trade
Unbilled revenue
Other accounts & notes receivable                     19,909        39,610                                77
Materials and supplies at average cost -
    Fossil fuel
    Other
Other                                                  1,466                                              47
                                                  -----------   -----------   --------------   --------------
           Total current assets                       21,475        39,610                -              124

Regulatory Assets:
Deferred income taxes
Other
           Total regulatory assets

                                                  -----------   -----------   --------------   --------------
TOTAL ASSETS                                        $103,426      $ 71,148         $ 34,924         $ 30,742
                                                  ===========   ===========   ==============   ==============


                                                                     Exhibit D-2

                            CIPSCO Investment Company
                           Consolidating Balance Sheet
                                December 31, 1997

In thousands

                                                                Eliminations       CIC
                                                     CVC        (Exhibit D-5)   Consolidated
                                                  -----------   -------------------------------


Property & Plant,  at original cost:
Electric
Gas
Other

Less:  Accumulated depreciation and amortization


Construction work in process:
    Nuclear fuel in process
    Other
           Total property & plant, net

Investments and Other Assets:
Investments                                            $ 110     $ (81,591)          $ 97,188
Nuclear decommissioning trust fund
Other                                                    759                            1,121
                                                  -----------   -----------     --------------
           Total investments & other assets              869       (81,591)            98,309

Current Assets:
Cash & cash equivalents                                                                   100
Accounts receivable - trade
Unbilled revenue
Other accounts & notes receivable                                  (59,596)                 -
Materials and supplies at average cost -
    Fossil fuel
    Other
Other                                                      1                            1,514
                                                  -----------   -----------     --------------
           Total current assets                            1       (59,596)             1,614

Regulatory Assets:
Deferred income taxes
Other
           Total regulatory assets

                                                  -----------   -----------     --------------
TOTAL ASSETS                                           $ 870    $ (141,187)          $ 99,923
                                                  ===========   ===========     ==============

                                                                     Exhibit D-2

                            CIPSCO Investment Company
                           Consolidating Balance Sheet
                                December 31, 1997

In thousands
                                                                                   CLC              CEC
                                                                                Consolidated     Consolidated
                                                     CIC           CSC         (Exhibit D-3)    (Exhibit D-4)
                                                  -----------   -----------   ----------------------------------

Capitalization:
Common stock                                        $ 56,328      $ 52,393         $      1         $      1
Other paid-in capital                                                                                     75
Retained earnings                                      2,171        17,497            5,327            6,187
                                                  -----------   -----------   --------------   --------------
           Total common stockholders' equity          58,499        69,890            5,328            6,263
Preferred stock not subject to mandatory redemption
Preferred stock subject to mandatory redemption
Long-term debt
                                                  -----------   -----------   --------------   --------------
           Total capitalization                       58,499        69,890            5,328            6,263

Minority Interest in Consolidated Subsidiary

Current Liabilities:
Current maturity of long-term debt
Short-term debt
Accounts and wages payable                            44,855                         (5,054)          19,264
Accumulated deferred income taxes
Taxes accrued                                             21           506               38                7
Other
                                                  -----------   -----------   --------------   --------------
           Total current liabilities                  44,876           506           (5,016)          19,271

Accumulated Deferred Income Taxes                         51           752           34,612            5,208
Accumulated Deferred Investment Tax Credits
Regulatory Liability
Other Deferred Credits and Liabilities

                                                  -----------   -----------   --------------   --------------
TOTAL CAPITAL AND LIABILITIES                       $103,426      $ 71,148         $ 34,924         $ 30,742
                                                  ===========   ===========   ==============   ==============


                                                                     Exhibit D-2

                            CIPSCO Investment Company
                           Consolidating Balance Sheet
                                December 31, 1997

In thousands

                                                                Eliminations        CIC
                                                     CVC        (Exhibit D-5)   Consolidated
                                                  -----------   -------------------------------

Capitalization:
Common stock                                           $   1     $ (52,396)          $ 56,328
Other paid-in capital                                                  (75)                -
Retained earnings                                        109       (29,120)             2,171
                                                  -----------   -----------     --------------
           Total common stockholders' equity             110       (81,591)            58,499
Preferred stock not subject to mandatory redemption
Preferred stock subject to mandatory redemption
Long-term debt
                                                  -----------   -----------     --------------
           Total capitalization                          110       (81,591)            58,499

Minority Interest in Consolidated Subsidiary

Current Liabilities:
Current maturity of long-term debt
Short-term debt
Accounts and wages payable                               760       (59,596)               229
Accumulated deferred income taxes
Taxes accrued                                                                             572
Other
                                                  -----------   -----------     --------------
           Total current liabilities                     760       (59,596)               801

Accumulated Deferred Income Taxes                                                      40,623
Accumulated Deferred Investment Tax Credits
Regulatory Liability
Other Deferred Credits and Liabilities

                                                  -----------   -----------     --------------
TOTAL CAPITAL AND LIABILITIES                          $ 870    $ (141,187)          $ 99,923
                                                  ===========   ===========     ==============

                                                                     Exhibit D-2

                            CIPSCO Investment Company
                         Consolidating Income Statement
                          Year Ended December 31, 1997

In thousands                                                                              CLC            CEC
                                                                                       Consolidated   Consolidated
                                                               CIC          CSC       (Exhibit D-3)   (Exhibit D-4)
                                                            ----------   ----------   -------------------------------

Operating Revenues:
           Electric
           Gas
           Other                                              $ 1,586      $ 5,807          $ 576         $ 4,520
                                                            ----------   ----------   ------------   -------------
                     Total operating revenues                   1,586        5,807            576           4,520

Operating Expenses:
           Operations
                Fuel and purchased power
                Gas costs
                Other                                             494          300             11             182
                                                            ----------   ----------   ------------   -------------
                                                                  494          300             11             182

           Maintenance                                              1
           Depreciation and amortization                           15                                         451
           Income taxes
           Other taxes                                              2            6             22               1

                                                            ----------   ----------   ------------   -------------
                     Total operating expenses                     512          306             33             634

                                                            ----------   ----------   ------------   -------------
Operating Income                                                1,074        5,501            543           3,886

Other Income and Deductions:
           Allowance for equity funds used during construction
           Miscellaneous, net                                    (178)      (1,499)          (215)           (949)
                                                            ----------   ----------   ------------   -------------
                     Total other income and deductions           (178)      (1,499)          (215)           (949)

                                                            ----------   ----------   ------------   -------------
Income before Interest Charges & Preferred Dividends              896        4,002            328           2,937

Interest Charges & Preferred Dividends:
           Interest                                                33                          23           1,499
           Allowance for borrowed funds used during construction
           Preferred Dividends of Subsidiaries
                                                            ----------   ----------   ------------   -------------
                                                                   33            -             23           1,499

                                                            ----------   ----------   ------------   -------------
Income Before Extraordinary Items                                 863        4,002            305           1,438

Extraordinary Items, Net of Tax

                                                            ----------   ----------   ------------   -------------
Net Income                                                      $ 863      $ 4,002          $ 305         $ 1,438
                                                            ==========   ==========   ============   =============


                                                                     Exhibit D-2

                            CIPSCO Investment Company
                         Consolidating Income Statement
                          Year Ended December 31, 1997

In thousands
                                                                         Eliminations            CIC
                                                               CVC       (Exhibit D-5)       Consolidated
                                                            ----------   -----------------------------------------

Operating Revenues:
           Electric
           Gas
           Other                                                $ 127     $ (1,576)            $ 11,040
                                                            ----------   ----------         ------------
                     Total operating revenues                     127       (1,576)              11,040

Operating Expenses:
           Operations
                Fuel and purchased power
                Gas costs
                Other                                                                               987
                                                            ----------   ----------         ------------
                                                                    -            -                  987

           Maintenance                                                                                1
           Depreciation and amortization                                                            466
           Income taxes
           Other taxes                                                                               31

                                                            ----------   ----------         ------------
                     Total operating expenses                       -            -                1,485

                                                            ----------   ----------         ------------
Operating Income                                                  127       (1,576)               9,555

Other Income and Deductions:
           Allowance for equity funds used during construction
           Miscellaneous, net                                     (28)                           (2,869)
                                                            ----------   ----------         ------------
                     Total other income and deductions            (28)           -               (2,869)

                                                            ----------   ----------         ------------
Income before Interest Charges & Preferred Dividends               99       (1,576)               6,686

Interest Charges & Preferred Dividends:
           Interest                                                54       (1,576)                  33
           Allowance for borrowed funds used during construction
           Preferred Dividends of Subsidiaries
                                                            ----------   ----------         ------------
                                                                   54       (1,576)                  33

                                                            ----------   ----------         ------------
Income Before Extraordinary Items                                  45            -                6,653

Extraordinary Items, Net of Tax

                                                            ----------   ----------         ------------
Net Income                                                       $ 45          $ -              $ 6,653
                                                            ==========   ==========         ============